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                                                                   EXHIBIT 10.12

                            STOCK PURCHASE AGREEMENT


         THIS STOCK PURCHASE AGREEMENT (as amended, modified, supplemented or restated in accordance with its terms from time to time, this "Agreement"), dated as of April 18, 2000, is between Liberty Group Publishing, Inc., a Delaware corporation (the "Corporation"), and Green Equity Investors III, L.P., a Delaware limited partnership (the "Purchaser"). Capitalized terms used but not otherwise defined herein shall have the meaning set forth in Article V.

                                    RECITALS

         Subject to the terms and conditions set forth herein, the Purchaser desires to purchase from the Corporation, and the Corporation desires to issue and sell to the Purchaser, 524,605 shares of common stock of the Corporation, par value $0.01 per share ("Common Stock"), at a purchase price of $15.00 per share, and 22,130.925 shares of Series B 10% Junior Redeemable Cumulative Preferred Stock of the Corporation, par value $0.01 per share ("Junior Preferred Stock"), at a purchase price of $1,000.00 per share (together, the "Shares"), both payable as provided herein.

                                   AGREEMENTS

         In consideration of the recitals and the mutual promises, covenants and agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                   ARTICLE I.

                      AUTHORIZATION AND SALE OF THE SHARES

              1.1 Authorization. The Corporation has, prior to the date of this Agreement, (i) caused its Certificate to be amended by filing with the Secretary of State of Delaware a certificate of amendment in the form attached hereto as Exhibit A (the "Certificate of Amendment") and (ii) authorized the issuance and sale of the Shares to the Purchaser.

              1.2 Sale of the Shares to the Purchaser. Subject to the satisfaction of the terms and conditions of this Agreement herein set forth and in reliance upon the respective representations and warranties of the parties set forth herein, the Corporation agrees to issue and sell to the Purchaser the Shares at the Closing (as hereinafter defined), for the purchase price per share set forth in Section 1.3 below. All Shares to be sold to the Purchaser shall be issued and sold to the Purchaser free and clear of all Liens, other than restrictions pursuant to federal or state securities laws. Subject in all respects to the satisfaction of the terms and conditions of this Agreement and in reliance upon the respective representations and warranties of the parties set forth herein the Purchaser agrees to purchase from the Corporation the Shares at the Closing, for the price per share set forth in Section 1.3 below.
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              1.3 Delivery of the Shares. At the Closing, the Corporation will deliver to the Purchaser certificates, duly executed and registered in the Purchaser's name, representing (a) the shares of Common Stock to be purchased by the Purchaser, against payment by the Purchaser of the purchase price of $15.00 per share for the shares of Common Stock being purchased by the Purchaser, and
(b) the shares of Junior Preferred Stock to be purchased by the Purchaser, against payment by the Purchaser of the purchase price of $1,000.00 per share for the shares of Junior Preferred Stock being purchased by the Purchaser. The Purchaser shall pay the purchase price for the Shares being purchased by it by wire transfer of funds to an account designated by the Corporation.

              1.4 Closing. The closing of the purchase and sale of the Shares pursuant to this Agreement (the "Closing") will be held on April 18, 2000 at 10:00 a.m. (Chicago time) or at such other time and date as may be agreed by the Corporation and the Purchaser, at the offices of Katten Muchin Zavis, 525 West Monroe Street, Suite 1600, Chicago, Illinois 60661.

                                   ARTICLE II.

                             CONDITIONS TO ISSUANCE

              2.1 Closing. The obligation of the Purchaser to purchase the Shares at the Closing is subject to the fulfillment of each of the following conditions:

               (a) Representations and Covenants. The representations and warranties made by the Corporation in Article III of this Agreement shall be true and correct as of the Closing, and all covenants and agreements contained in this Agreement to be performed or complied with by the Corporation prior to the Closing shall have been performed or complied with.

               (b) Secretary's Certificate. At the Closing, the Corporation shall have delivered to the Purchaser copies of each of the following, in each case certified by the Secretary of the Corporation to be in full force and effect on the date of the Closing:

                              (i) the Certificate of Incorporation of the
Corporation, certified by the Secretary of State of Delaware as of a date not more than ten (10) days prior to such Closing;

                              (ii) the Certificate of Amendment, certified by
the Secretary of State of Delaware;

                              (iii) the by-laws of the Corporation; and

                              (iv) resolutions of the Board of Directors and, as
necessary, the Stockholders of the Corporation, authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby and thereby, including the filing of the Certificate of Amendment and the issuance and sale of the Shares.


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               (c) Legal Investment. As of the Closing, the purchase of the
Shares by the Purchaser shall be legally permitted by all laws and regulations to which the Purchaser and the Corporation are subject.

               (d) Qualifications. As of the Closing, all authorizations, approvals or permits of, or filings with, any governmental authority that are required by law in connection with the lawful sale and issuance of the Shares by the Corporation shall have been duly obtained by the Corporation and shall be effective on and as of the Closing, other than state "blue sky" or federal securities filings that are permitted to be made after the Closing.

               (e) Credit Agreement. As of the Closing, the Credit Agreement dated as of January 27, 1998 by and between the Corporation and Liberty Group Operating, Inc., a Delaware corporation, and the lenders thereto, Citicorp USA, Inc., Citibank, N.A., BT Alex Brown Incorporated, Wells Fargo Bank, N.A. and Bank of America NT & SA, as amended, shall have been amended and restated to be in the form attached hereto as Exhibit B (the "Amended Credit Agreement".

               (f) Management Services Agreement. At or prior to the Closing, Liberty Group Operating, Inc., a Delaware corporation and wholly-owned subsidiary of the Corporation, and Leonard Green & Partners, L.P. ("LGP") shall have executed and delivered the Management Services Agreements in the form attached hereto as Exhibit C (the "Management Agreement").

               (g) Master Amendment. At or prior to the Closing, the Master Amendment in the form attached hereto as Exhibit D shall have been executed and delivered by the Corporation, the Purchaser, Green Equity Investors II, L.P., a Delaware limited partnership, and each of the Management Investors (as defined in such Master Amendment).

               (h) Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated hereby, and all documents and instruments incident to such transactions, shall be reasonably satisfactory in form and substance to the Purchaser, and the Purchaser shall have received at or prior to the Closing all such documents as the Purchaser shall have reasonably requested.



                                  ARTICLE III.

                REPRESENTATIONS AND WARRANTIES OF THE CORPORATION

         The Corporation hereby represents and warrants to the Purchaser as follows:

                  3.1 Organization and Standing. The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Corporation has the requisite legal and corporate power and authority to own all of the properties owned by it, and to conduct its business as presently being conducted. The Corporation is duly


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qualified to do business in all jurisdictions where required, except for those jurisdictions in which the failure to be qualified to do business would not have a material adverse effect on the business or financial condition of the Corporation and its subsidiaries taken as a whole. Except as set forth on
Schedule 3.1, the Corporation has no Subsidiaries. Each of such Subsidiaries is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, which jurisdiction is listed on
Schedule 3.1. Each such Subsidiary has the requisite legal and corporate power and authority to own all the properties owned by it, and to conduct its business as presently being conducted and as proposed to be conducted by it. Each such Subsidiary is duly qualified to do business in all jurisdictions where required, except for those jurisdictions in which the failure to be qualified to do business would not have a material adverse effect on the business or financial condition of the Corporation and its subsidiaries taken as a whole.

                  3.2 Corporate Power. The Corporation has all requisite legal and corporate power and authority to enter into this Agreement and to consummate the transactions contemplated hereby, including but not limited to the issuance and sale of the Shares.

                  3.3 Capitalization. (a) As of the Closing, the Corporation's authorized capital stock will consist of (i) 2,655,000 shares of Common Stock, and (ii) 21,250,000 shares of Preferred Stock of which 21,000,000 shares shall have been designated Series A 14 3/4% Senior Redeemable Exchangeable Cumulative Preferred Stock ("Senior Preferred Stock") and 250,000 shares shall have been designated Junior Preferred Stock. Without giving effect to the consummation of the transactions contemplated by this Agreement, the only shares of capital stock issued and outstanding, reserved for issuance or committed to be issued will be:

                  (A) 1,600,400 fully paid and non-assessable shares of Common Stock;

                  (B) 2,407,782 fully paid and non-assessable shares of Senior Preferred Stock;

                  (C) 59,751 fully paid and non-assessable shares of Junior Preferred Stock;

                  (D) 8,000,000 shares of Senior Preferred Stock reserved for issuance upon payment of dividends on the Senior Preferred Stock;

                  (E) 167,249 shares of Junior Preferred Stock reserved for issuance upon payment of dividends on the Junior Preferred Stock; and

                  (F) 49,480 shares of Common Stock reserved for issuance under the 1999 Liberty Group Publishing, Inc. Stock Option Plan.

                  3.4 Authorization. All corporate action on the part of the Corporation, its directors and stockholders necessary for (a) the authorization, execution, delivery and performance by the Corporation of this Agreement, (b) the consummation of the transactions contemplated hereby and (c) the authorization, issuance and delivery of the Shares, has been taken. This Agreement is a legal, valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except as such enforceability may be limited


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by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  3.5 No Violation. None of the execution and delivery of this Agreement, the consummation of the transactions provided for herein or contemplated hereby, and the fulfillment by the Corporation of the terms hereof, will (with or without notice or passage of time or both) (a) conflict with or result in a breach of any provision of the Certificate or by-laws of the Corporation, (b) result in a default, give rise to any right of termination, cancellation or acceleration, or require any consent under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, loan, factoring arrangement, license, agreement, lease or other instrument or obligation to which the Corporation is a party or by which it or any of its assets may be bound or (c) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to the Corporation or any of its assets.

                  3.6 Validity of Shares. Upon issuance, the Shares will be duly and validly issued, fully paid, non-assessable and free and clear of all Liens, other than those created by the Purchaser or pursuant to federal or state securities laws.

                  3.7 Consents. All consents, approvals, qualifications, orders or authorizations of, or filings with, any governmental authority, (other than state securities or "Blue Sky" filings), required in connection with the Corporation's valid execution, delivery or performance of (a) this Agreement,
(b) the offer, sale and issuance of the Shares, and (c) the consummation of any other transaction contemplated on the part of the Corporation hereby have been obtained or made.

                  3.8 Offering. Subject in part to the truth and accuracy of the representations of the Purchaser set forth in this Agreement, the offer, sale and issuance of the Shares as contemplated by this Agreement are exempt from the registration requirements of the Securities Act and applicable state securities laws.

                                   ARTICLE IV.

                 REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

         The Purchaser represents and warrants to the Corporation as follows:

                  4.1 Organization and Standing. The Purchaser is an entity duly organized, validly existing and in good standing under the laws of the state of Delaware.

                  4.2 Authorization; Power. The Purchaser has all requisite legal power to enter into this Agreement, and to carry out and perform its obligations under the terms of this Agreement. All action on the part of the Purchaser necessary for the authorization, execution, delivery and performance by the Purchaser of this Agreement, and the consummation of the transactions contemplated hereby, has been taken. This Agreement is a legal, valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms, except


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as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

                  4.3 No Violation. None of the execution and delivery by the Purchaser of this Agreement, the consummation of the transactions provided for herein or contemplated hereby, and the fulfillment by the Purchaser of the terms hereof, will (with or without notice or passage of time or both) (a) conflict with or result in a breach of any provision of the organizational documents of the Purchaser, (b) result in a default, give rise to any right of termination, cancellation or acceleration or require any consent under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, loan, license, agreement, lease or other instrument or obligation to which the Purchaser is a party or by which it or any of its assets may be bound or (c) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to the Purchaser or any of its assets.

                  4.4 Purchase for Investment. The Purchaser will acquire the Shares for investment and not with a view to distributing all or any part thereof in any transaction which would constitute a "distribution" within the meaning of the Securities Act. The Purchaser acknowledges that the Shares have not been registered under the Securities Act and the Corporation is under no obligation to file a registration statement with the Commission with respect to the Shares.

                  4.5 Investor Qualifications. The Purchaser (a) has such knowledge and experience in financial and business matters that it is capable of evaluating the merits and risks of its investment in the Shares; (b) is able to bear the complete loss of its investment in the Shares; (c) has had the opportunity to ask questions of, and receive answers from, the Corporation and its management concerning the terms and conditions of the offering of the Shares and to obtain additional information; and (d) is an "accredited investor" as that term is defined in Rule 501(a)(3) under the Securities Act.

                                   ARTICLE V.

                                   DEFINITIONS

                  5.1 Definitions. The following capitalized terms shall have the following meanings when used in this Agreement:

         "Agreement"- see Preamble.

         "Amended Credit Agreement" - see Section 2.1.

         "Certificate" - means the Amended and Restated Certificate of Incorporation of the Corporation.

         "Closing" - see Section 1.4.


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         "Commission" means the Securities and Exchange Commission.

         "Common Stock" - see Recitals.

         "Corporation" - see Preamble.

         "Junior Preferred Stock" - see Recitals.

         "Lien" means any mortgage, deed of trust, lien, security interest, pledge, lease, conditional sale contract, claim, charge, easement, right of way, assessment, restriction and other encumbrance of every kind.

         "LGP" - see Section 2.1.

         "Management Agreement" - see Section 2.1.

         "Person" means an individual, partnership, corporation, limited liability company, association, joint stock company, trust, joint venture, unincorporated organization or governmental entity or any department, agency or political subdivision thereof.

         "Purchaser" - see Preamble.

         "Securities Act" means the Securities Act of 1933, as amended.

         "Senior Preferred Stock" - see Section 3.3.

         "Shares" - see Recitals.

         "Subsidiary" means, with respect to any entity, any corporation, association or other entity of which securities or other ownership interests representing more than fifty percent (50%) of the ordinary voting power are, at the time as of which any determination is being made, owned or controlled by such entity or one or more Subsidiaries of such entity or by such entity and one or more Subsidiaries of such entity.

         "Voting Power" of any Person means the total number of votes which may be cast by the holders of the total number of outstanding shares of stock of any class or classes of such Person in any election of directors of such Person.

                  5.2 Rules of Construction. The following provisions shall be applied wherever appropriate herein:

                        (a) "herein," "hereby," "hereunder," "hereof" and other equivalent words shall refer to this Agreement as an entirety and not solely to the particular portion of this Agreement in which any such word is used;


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                        (b) all definitions set forth herein shall be deemed
applicable whether the words defined are used herein in the singular or the plural;

                        (c) wherever used herein, any pronoun or pronouns shall be deemed to include both the singular and plural and to cover all genders;

                        (d) neither this Agreement nor any other agreement, document or instrument referred to herein or executed and delivered in connection herewith shall be construed against either party as the principal draftsperson hereof or thereof;

                        (e) all references or citations in this Agreement to statutes or regulations or statutory or regulatory provisions shall generally be considered citations to such statutes, regulations or provisions as in effect on the date hereof, except that when the context otherwise requires, such references shall be considered citations to such statutes, regulations or provisions as in effect from time to time, including any successor statutes, regulations or provisions directly or indirectly superseding such statutes, regulations or provisions; and

                        (f) any references herein to a particular Section or Article means a Section or Article of, or an Exhibit to, this Agreement unless another agreement is specified.

                        (g) the Exhibits attached hereto are incorporated herein by reference and shall be considered part of this Agreement.

                                   ARTICLE VI.

                                  MISCELLANEOUS

         6.1 Consent to Amendments; Waivers. The provisions of this Agreement may be amended, and the Corporation may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Corporation has obtained the written consent of the Purchaser. No other course of dealing between the Corporation and the Purchaser or any delay in exercising any rights hereunder shall operate as a waiver of any rights of any such holders. Any waiver, permit, consent or approval of any kind or character on the part of any party of any provisions or conditions of this Agreement must be made in writing and shall be effective only to the extent specifically set forth in such writing.

         6.2 Representations and Warranties; Indemnification.

            (a) Unless otherwise provided herein, all representations and warranties contained herein or made in writing by any party in connection herewith or therewith will survive the execution and delivery of this Agreement and any investigation made at any time by or on behalf of the Purchaser or any other holder of all or any part of the Shares.

            (b) The Corporation will defend, indemnify and hold the Purchaser or any other holder of all or any Shares harmless from and against any and all actions, suits, losses, damages, liabilities, obligations and expenses (including, but not limited to, legal fees and court


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costs), whether or not resulting from judgments or arbitration awards, that shall be suffered or incurred by the Purchaser or holder, as the case may be, resulting from or arising out of any breach of any of the representations or warranties of the Corporation contained in this Agreement or in any schedule, certificate, exhibit or other instrument furnished or to be furnished by the Corporation hereunder.

         6.3 Fees and Expenses.

            (a) The Corporation will bear all of its own expenses in connection with the preparation, execution and negotiation of this Agreement and the transactions contemplated hereby, and will pay or reimburse the Purchaser for the reasonable fees and expenses of the Purchaser arising in connection with the negotiation and execution of this Agreement and the consummation of the transactions contemplated by this Agreement.

            (b) The Corporation will pay to LGP pursuant to the Management Agreement $1,950,000 as a fee for arranging the financing pursuant to this Agreement and the Amended Credit Agreement.

         6.4 Legend. Until (a) the Shares represented by such certificate are effectively registered under the Securities Act or (b) the holder of such securities delivers to the Corporation a written opinion of counsel to such holder, in a form and from a counsel reasonably acceptable to the Corporation, to the effect that such legend is no longer necessary under the Securities Act, the Corporation will cause each certificate representing the Shares to be stamped or otherwise imprinted with a legend to substantially the following effect:

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR UNDER THE SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF A REGISTRATION STATEMENT WHICH IS EFFECTIVE UNDER THE 1933 ACT AS TO SAID SECURITIES OR AN OPINION OF COUNSEL, IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE CORPORATION AND GIVEN BY COUNSEL REASONABLY SATISFACTORY TO THE CORPORATION, TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE 1933 ACT OR ANY STATE SECURITIES LAWS."

         6.5 Successors and Assigns. Except as otherwise expressly provided herein, all agreements contained in this Agreement by or on behalf of any of the parties hereto will bind and inure to the benefit of the respective successors and assigns of the parties hereto, whether so expressed or not. In addition, and whether or not any express assignment has been made, the provisions of this Agreement which are for the benefit of the Purchaser or any holder of all or any part of the Shares are also for the benefit of, and enforceable by, any subsequent holders of all


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or any part of the Shares. The Shares may not be transferred unless such transfer is registered under the Securities Act or unless an exemption from such registration is available, which exemption shall be established either by an opinion of counsel delivered by the holder of the Shares being transferred or by other customary means.

         6.6 Descriptive Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.

         6.7 Notices. Any notices required or permitted to be sent hereunder shall be delivered personally or mailed, certified mail, return receipt requested, or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the Corporation, and shall be deemed to have been given upon delivery, if delivered personally, three (3) days after mailing, if mailed, or one (1) business day after delivery to the courier, if delivered by overnight courier service:

         If to the Corporation, to:

                  Liberty Group Publishing, Inc.
                  3000 Dundee Road
                  Suite 203
                  Northbrook, Illinois 60062
                  Telecopy: (847) 272-6244

         If to the Purchaser, to:

                  c/o Leonard Green & Partners, L.P.
                  11111 Santa Monica Boulevard
                  Suite 2000
                  Los Angeles, California 90025
                  Telecopy: (310) 954-0404

         6.8 GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND DUTIES OF THE PARTIES HERETO SHALL BE GOVERNED BY THE LAWS OF THE STATE OF DELAWARE (WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW).

         6.9 Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, and such counterparts together shall constitute one instrument.

         6.10 Reproduction of Documents. This Agreement and all documents relating hereto, including, but not limited to, (i) consents, waivers, amendments and modifications which may hereafter be executed and (ii) certificates and other information previously or hereafter furnished, may be reproduced by any photographic, photostatic, microfilm, optical disk, micro-card, miniature photographic or other similar process. The parties agree that any such


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reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding, whether or not the original is in existence and whether or not such reproduction was made by a party in the regular course of business, and that any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence.

         6.11 Remedies. Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party shall be entitled to immediate injunctive relief or specific performance without bond or the necessity of showing actual monetary damages in order to enforce or prevent any violations of the provisions of this Agreement.

         6.12 Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

         6.13 Final Agreement. This Agreement constitutes the complete and final agreement of the parties concerning the matters referred to herein, and supersedes all prior agreements and understandings.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.
                            SIGNATURE PAGE FOLLOWS.]


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The parties hereto have executed this Stock Purchase Agreement as of the date first set forth above.

                           THE CORPORATION:

                           LIBERTY GROUP PUBLISHING, INC.


                           By:   /s/ Kenneth L. Serota
                               -------------------------------------------------
                           Name:
                                 -----------------------------------------------
                           Title:
                                  ----------------------------------------------


                           THE PURCHASER:

                           GREEN EQUITY INVESTORS III, L.P.
                           BY: GEI CAPITAL III, LLC, ITS GENERAL PARTNER

                           By:   /s/ Peter J. Nolan
                               -------------------------------------------------
                           Its:
                                ------------------------------------------------



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                                  SCHEDULE 3.1
                                  SUBSIDIARIES

SUBSIDIARY                                             STATE OF INCORPORATION

Liberty Group Operating, Inc.                                 Delaware
Liberty Group Arizona Holdings, Inc.                          Delaware
Liberty Group Arkansas Holdings, Inc.                         Delaware
Liberty Group California Holdings, Inc.                       Delaware
Liberty Group Idaho Holdings, Inc.                            Delaware
Liberty Group Illinois Holdings, Inc.                         Delaware
Liberty Group Iowa Holdings, Inc.                             Delaware
Liberty Group Kansas Holdings, Inc.                           Delaware
Liberty Group Louisiana Holdings, Inc.                        Delaware
Liberty Group Michigan Holdings, Inc.                         Delaware
Liberty Group Minnesota Holdings, Inc.                        Delaware
Liberty Group Missouri Holdings, Inc.                         Delaware
Liberty Group Nebraska Holdings, Inc.                         Delaware
Liberty Group Nevada Holdings, Inc.                           Delaware
Liberty Group New York Holdings, Inc.                         Delaware
Liberty Group North Dakota Holdings, Inc.                     Delaware
Liberty Group Pennsylvania Holdings, Inc.                     Delaware
Liberty Group Management Services, Inc.                       Delaware
Liberty Group Suburban Newspapers, Inc.                       Delaware
Elko Daily Free Press                                         Nevada
Magic Valley Publishing Co.                                   Idaho
Mineral Daily News Tribune, Inc.                              West Virginia
News Leader, Inc.                                             Louisiana
Plaquemine Publishing, Inc.                                   Louisiana
Liberty SMC, L.L.C.                                           Delaware